COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

DSL0402 - Price/Yield - X2IO

Balance		895,685,464	Delay	18
Coupon			Dated	10/1/2004
Settle		11/10/2004	First Payment	11/19/2004

	100% Pricing Speed =		Loans w/ Prepay Penalties = 5 -15% CPR over 2 years, 20% thereafter
			Loans w/o Prepay Penalties = 20% CPR over 2 years, 25% thereafter

		Indices :	Forward

	Prepay	50 PricingSpeed	75 PricingSpeed	100 PricingSpeed	125 PricingSpeed	150 PricingSpeed
Optional Redemption		Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
	Price	Yield	Yield	Yield	Yield	Yield
	3-28	30.012	25.632	21.105	16.251	11.124
	3-29	29.711	25.320	20.779	15.905	10.758
	3-30	29.415	25.012	20.457	15.565	10.397
	3-31	29.123	24.709	20.140	15.230	10.041
	4-00	28.836	24.410	19.827	14.899	9.689
	4-01	28.552	24.115	19.518	14.572	9.342
	4-02	28.273	23.825	19.214	14.250	9.000
	4-03	27.998	23.538	18.914	13.933	8.663
	4-04	27.726	23.256	18.618	13.619	8.329
	4-05	27.458	22.977	18.326	13.310	8.000
	4-06	27.194	22.702	18.037	13.005	7.675
	4-07	26.933	22.430	17.753	12.703	7.355
	4-08	26.676	22.163	17.472	12.406	7.038
	4-09	26.423	21.899	17.195	12.112	6.725
	4-10	26.172	21.638	16.921	11.822	6.416
	4-11	25.925	21.380	16.651	11.535	6.111
	4-12	25.682	21.126	16.385	11.252	5.810
	4-13	25.441	20.875	16.121	10.973	5.512
	4-14	25.204	20.628	15.861	10.697	5.218
	4-15	24.969	20.383	15.604	10.424	4.927
	4-16	24.738	20.142	15.350	10.154	4.640
	4-17	24.509	19.903	15.100	9.888	4.356
	4-18	24.284	19.668	14.852	9.625	4.075
	4-19	24.061	19.435	14.607	9.365	3.798
	4-20	23.841	19.205	14.365	9.108	3.523
	4-21	23.624	18.978	14.126	8.853	3.252
	4-22	23.409	18.753	13.890	8.602	2.984
	4-23	23.197	18.531	13.657	8.354	2.719
	4-24	22.987	18.312	13.426	8.108	2.456
	4-25	22.780	18.095	13.198	7.865	2.197
	4-26	22.575	17.881	12.972	7.625	1.940
	4-27	22.373	17.669	12.749	7.387	1.686
	4-28	22.173	17.460	12.528	7.152	1.435
Mod Durn 30360		2.90	2.78	2.65	2.50	2.34

Z_DSL0402_FNL1_DLY_SHOW - Price/Yield - XIO_PP

Balance		895,685,464	Delay	18
Coupon			Dated	10/1/2004
Settle		11/10/2004	First Payment	11/19/2004

		100% Pricing Spee	Loans w/ Prepay Penalties = 5 -15% CPR over 2 years, 20% thereafter
			Loans w/o Prepay Penalties = 20% CPR over 2 years, 25% thereafter

		Indices :	Spot

	Prepay	50 PricingSpeed	75 PricingSpeed	100 PricingSpeed	125 PricingSpeed	150 PricingSpeed
Optional Redemption		Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
	Price	Yield	Yield	Yield	Yield	Yield
	3-28	31.679	27.178	22.467	17.462	12.232
	3-29	31.354	26.842	22.116	17.093	11.844
	3-30	31.035	26.511	21.771	16.729	11.461
	3-31	30.719	26.185	21.430	16.371	11.084
	4-00	30.409	25.863	21.094	16.017	10.712
	4-01	30.103	25.547	20.763	15.669	10.345
	4-02	29.802	25.235	20.437	15.325	9.983
	4-03	29.505	24.927	20.115	14.986	9.626
	4-04	29.212	24.624	19.798	14.652	9.274
	4-05	28.924	24.325	19.485	14.322	8.926
	4-06	28.640	24.030	19.176	13.996	8.583
	4-07	28.359	23.739	18.871	13.675	8.244
	4-08	28.083	23.452	18.571	13.357	7.910
	4-09	27.810	23.169	18.274	13.044	7.580
	4-10	27.541	22.890	17.981	12.735	7.254
	4-11	27.276	22.614	17.692	12.430	6.932
	4-12	27.014	22.343	17.407	12.129	6.614
	4-13	26.756	22.074	17.126	11.831	6.300
	4-14	26.501	21.810	16.848	11.537	5.989
	4-15	26.250	21.548	16.573	11.247	5.683
	4-16	26.002	21.290	16.302	10.960	5.380
	4-17	25.757	21.035	16.034	10.677	5.081
	4-18	25.515	20.784	15.770	10.397	4.785
	4-19	25.277	20.536	15.509	10.121	4.493
	4-20	25.041	20.290	15.251	9.847	4.204
	4-21	24.808	20.048	14.996	9.577	3.918
	4-22	24.579	19.809	14.744	9.310	3.636
	4-23	24.352	19.572	14.495	9.046	3.356
	4-24	24.128	19.339	14.249	8.785	3.080
	4-25	23.906	19.108	14.005	8.527	2.807
	4-26	23.688	18.880	13.765	8.272	2.537
	4-27	23.472	18.654	13.527	8.020	2.270
	4-28	23.258	18.431	13.292	7.771	2.006
Mod Durn 30360		2.70	2.60	2.48	2.34	2.22